Exhibit 10.25

Hyundai Mipo Dockyard Co., Ltd.

1381, Bangeo-Dong, Dong-Ku,

Ulsan, 682-712                       Date: November 11, 2009

Korea

PERFORMANCE GUARANTEE

Gentlemen,

    In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated November 11, 2009, with East Gulf Shipholding, Inc., (hereinafter called the "BUYER") providing for the construction of one (1) 36,000 DWT Bulk Carrier (Double Hull) having the BUILDER's Hull No. ****** (hereinafter called the "VESSEL"), and providing, among other things, for payment of the contract price amounting to United States Dollars ****** only (US$ ******) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on the fulfillment by the BUYER of it's obligation under the CONTRACT.

    The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

    The payment by the undersigned under this guarantee shall be made forthwith within thirty (30) days upon receipt by us of written demand from you including a statement that the BUYER is in default of payment of the amounts (including, but not limited to, the installment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding, deduction, set-off or counterclaim is imposed by any law, other than the laws of Korea, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after withholding, deduction, set-off or counterclaim shall equal the amount that would have been received if such withholding, deduction, set-off or counterclaim were not required.

Notwithstanding the provisions hereinabove, in the event that within thirty (30) days from the date of your claim to the BUYER referred to above, we receive notification from you or the BUYER accompanied by written confirmation to the effect that your claim to cancel the CONTRACT or your claim for the payment thereunder has been disputed and referred to arbitration in accordance with the provisions of the CONTRACT, we shall under this guarantee, pay to you the sum adjudged to be due to you by the BUYER pursuant to the award made under such arbitration immediately upon receipt from you of a demand for the sums so adjudged and a copy of the award.

This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints ****************************************** to receive service of proceedings in such courts on its behalf.

Very truly yours,

International Shipholding Corporation

                         /s/ Niels M. Johnsen
                         ______________________________
                            Niels M. Johnsen
                  Chairman of the Board of Directors and Chief Executive Officer